                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                                  JUNE 1, 2001
                Date of Report (Date of earliest event reported)


                      WHITE MOUNTAINS INSURANCE GROUP, LTD.
             (Exact name of registrant as specified in its charter)



          BERMUDA                         1-8993                 94-2708455
(State or other jurisdiction of        (Commission            (I.R.S. Employer
 incorporation or organization)        file number)          Identification No.)


               80 SOUTH MAIN STREET, HANOVER, NEW HAMPSHIRE 03755
                    (Address of principal executive offices)


                                 (603) 643-1567
              (Registrant's telephone number, including area code)

ITEM 5.         OTHER EVENTS.

White Mountains Insurance Group, Ltd. (the "Registrant") announced today that it has completed its acquisition of the U.S. property and casualty operations ("CGU") of London-based CGNU plc. In connection with the transaction, CGU has entered into reinsurance agreements with National Indemnity Company ("NICO") and General Re Corporation ("GRC") which provide CGU with significant reinsurance protection against unanticipated increases in recorded reserves for insurance losses and loss adjustment expenses.

The Stock Purchase Agreement and the press release dated September 25, 2000 were previously filed as Exhibits 99 (a) and 99 (b), respectively, to the Form 8-K dated September 25, 2000. Amendment No.1 to the Stock Purchase Agreement, the Registrant's press release dated October 19, 2000, the Convertible Preferred Stock Term Sheet, the Berkshire Hathaway Preferred Stock and Warrants Term Sheet, the Senior Secured Credit Facilities Commitment and the Amendment to the Senior Secured Credit Facilities Commitment were previously filed as Exhibits 99(c), 99(d), 99(e), 99(f), 99(g) and 99(h), respectively, to the Form 8-K dated October 19, 2000. Amendment No. 2 to the Stock Purchase Agreement, the summary of the terms and conditions of the modified Lehman financing commitment and the Registrant's press release dated February 20, 2001 were previously filed as Exhibits 99(i), 99(j) and 99(k), respectively, to the Form 8-K dated February 20, 2001.

The reinsurance contracts with NICO and GRC (and related agreements) and the Registrant's press release dated May 31, 2001 are attached herewith as Exhibits 99(m), 99(n), 99(o), 99(p), 99(q) and 99(r), respectively, and are incorporated by reference in their entirety.


ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS.

     (c)        Exhibits.  The following exhibits are filed herewith:


     EXHIBIT NO.               DESCRIPTION

     99 (m)                    Adverse Development Agreement of Reinsurance No. 8888 between Potomac Insurance Company ("PIC") and
                               GRC dated April 13, 2001.

     99 (n)                    Adverse Development Agreement of Reinsurance between CGU Insurance Company (and certain of its affiliates) and PIC dated April 13, 2001.

     99 (o)                    Aggregate Loss Portfolio Reinsurance Agreement between PIC and NICO dated March 15, 2001.

     99 (p)                    Aggregate Loss Portfolio Reinsurance Agreement between CGU Insurance Company and PIC dated March 15,
                               2001.

     99 (q)                    Administration Services Agreement by and among PIC, CGU Insurance Company and NICO dated as of April
                               13, 2001.

     99 (r)                    Text of press release issued by White Mountains Insurance Group, Ltd., dated June 1, 2001.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                     WHITE MOUNTAINS INSURANCE GROUP, LTD.



Dated: June 1, 2001                  By:  ___/s/___________________________
                                          Michael S. Paquette
                                          Senior Vice President and
                                            Controller